UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2015 (January 5, 2015)
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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 7, 2015, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with V. Scott Vanis, an individual and our Principal Executive Officer (“Vanis”), where, among other things, the Company and Vanis shall exchange Vanis’ five hundred thousand (500,000) shares of the Company’s Class ‘B’ Preferred stock and all accrued and unpaid dividends for two hundred fifty thousand (250,000) shares of the Company’s Class ‘C’ Preferred stock.

The entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission:

On January 7, 2015, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Sam J Messina III, an individual and our Principal Accounting Officer (“Messina”), where, among other things, the Company and Messina shall exchange Messina’s five hundred thousand (500,000) shares of the Company’s Class ‘B’ Preferred stock and all accrued and unpaid dividends for two hundred fifty thousand (250,000) shares of the Company’s Class ‘C’ Preferred stock.

The entire Exchange Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K filed with the Securities and Exchange Commission:

Item 5.03     Amendment of Certificate of Incorporation

On January 7, 2015, the Company filed a Certificate of Designations for the creation of a class of Series C Preferred Stock with the Nevada Secretary of State.  The number of shares constituting Series C Preferred is 1,000,000. The stated value is $20.00 per share.  The holders of the Series C Preferred are also entitled to a liquidation preference equal to the stated value plus all accrued and unpaid dividends. Each share of Series B Preferred is convertible into 1,000 shares of common stock; however the conversion price is subject to adjustment. Holders of shares of Series B Preferred vote together with the common stock as a single class and each holder of Series C Preferred shall be entitled to 5 votes for each share of Common Stock into which such shares of Series C Preferred held by them could be converted. The Company has the right to redeem the shares of Series C Preferred at any time after the date of issuance at a per share price equal to 125% of the stated value.  The Series C Preferred automatically converts to common stock upon certain specified events.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On January 5, 2015, the Company released a Press Release to discuss the Company's operations and business outlook. A copy of the press release is furnished as Exhibit 99.1, to this Current Report on Form 8-K filed with the Securities and Exchange Commission.

On January 6, 2015, Level 5 Beverage Company, Inc. entered into a Termination and Mutual Release of Sales Commission Agreement with Anthony Skinner, an individual. The parties agreed to terminate a Commission Sales Agreement dated February 24, 2014 between the parties.

The entire Exchange Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K filed with the Securities and Exchange Commission).

On January 8, 2015, the Company released a Press Release to discuss the Company's operations and business outlook. A copy of the press release is furnished as Exhibit 99.2, to this Current Report on Form 8-K filed with the Securities and Exchange Commission.

EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Exchange Agreement, Minerco – Vanis, dated January 7, 2015				X
10.2	Exchange Agreement, Minerco – Messina, dated January 7, 2015				X
10.3	Certificate of Designations for Series C Preferred Stock				X
10.4	Termination and Mutual Release of Sales Commission Agreement with Anthony Skinner, dated January 6, 2015				X
99.1	Press Release, dated January 5, 2015				X
99.2	Press Release, dated January 8, 2015				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: January 8, 2015	By:	/s/ V. Scott Vanis
V. Scott Vanis
Chief Executive Officer